Fourth Quarter 2022 Investor Presentation

2 Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” ”the Company,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward- looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward- looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xi) an insufficient allowance for credit losses on loans or unfunded commitments as a result of inaccurate assumptions; (xii) general economic, market or business conditions, including the impact of inflation; (xiii) changes in demand for loan products and financial services; (xiv) concentration of credit exposure; (xv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvi) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xvii) civil unrest, natural disasters, epidemics (including the re- emergence of the COVID-19 pandemic) and other catastrophic events in the Company’s geographic area; (xviii) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

3 Business model prioritizing core funding, asset quality and capital strength Operate in attractive, high growth markets throughout the Southeast History of organic growth and opportunistic acquisitions Focused on improving operating leverage Who We Are

Overview Note: Financial data as of December 31, 2022 (1) Total revenue is calculated as net interest income plus noninterest income. Company Snapshot Loans and Deposits by State Assets: $17.0 billion Loans: 11.6 Deposits: 13.5 Equity: 2.1 4 MS 39% AL 14% FL 3% GA 32% TN 12% Deposits 93% 4% 1%2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance MS 19% AL 28% FL 7% Other 1% GA 29% TN 16% Loans

5 Renasant Footprint

Fourth Quarter Highlights 6 • Net income of $46.3 million with diluted EPS of $0.82 and adjusted diluted EPS* of $0.89 • Net interest margin increased 24 basis points to 3.78% • Completed the acquisition of Republic Business Credit (“RBC”), a factoring and asset- based lending company headquartered in New Orleans, Louisiana, on December 30, 2022, which added $77.5 million in loans • Loans increased $473.3 million; excluding the acquired RBC loans, loans increased $395.8 million, or 14.4% annualized • Cost of deposits increased 31 basis points on a linked quarter basis to 0.52%, and noninterest-bearing deposits now represent 33.8% of total deposits • The ratio of allowance for credit losses on loans to total loans increased to 1.66%, reflecting the addition of RBC • Credit metrics generally remained stable with the ratio of nonperforming loans to total loans at 0.49% *Adjusted diluted EPS is a non-GAAP financial measure. See slide 38 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

Financial Condition

$2,044 $2,126 $2,133 $2,210 $2,136 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2018 2019 2020 2021 2022 $10,129 $10,213 $12,060 $13,906 $13,487 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 $14 ,000 $16 ,000 2018 2019 2020 2021 2022 $9,083 $9,690 $10,933 $9,804 $10,021 $11,578 $1,129 0 200 0 400 0 600 0 800 0 100 00 120 00 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 2018 2019 2020 2021 2022 $12,935 $13,401 $14,930 $16,810 $16,988 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 $14 ,000 $16 ,000 $18 ,000 2018 2019 2020 2021 2022 Balance Sheet Growth 8 Total Assets Loans Held for Investment Total Deposits Total Equity (1) Green bar represents Paycheck Protection Program (“PPP”) loans outstanding as of December 31, 2020. Note: Dollars in millions PPP (1)

Tangible Book Value Per Share* 9 *Tangible Book Value Per Share is a non-GAAP financial measure. See slide 44 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $11.51 $13.13 $13.95 $16.65 $17.83 $18.21 $20.20 $20.69 $22.35 $20.02 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Loans and Yields 10Note: Dollars in millions * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. See slide 41 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $9,963 $10,305 $10,597 $11,100 $11,578 3.98% 3.88% 4.12% 4.57% 5.19% 3.87% 3.82% 3.96% 4.52% 5.16% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I Loan Yield Core Loan Yield**

Loan Portfolio Composition At December 31, 2022, loans held for investment totaled $11.6 billion 11 • Legacy of proactive portfolio management and conservative credit underwriting • Granular loan portfolio: o Avg Loan Size = $224 thousand o Diversified commercial portfolio o Active Concentration Management Framework • Approximately 92% of loans are in footprint • Rate sensitivity: o 41% variable rate o 11% adjustable rate o 48% fixed rate Loan Portfolio Highlights as of December 31, 2022 1-4 Family 22% HELOC 4% Consumer 1% Construction & Land Dev. 14% NOO CRE 30% OO CRE 13% C&I 14% Other 2% *Chart excludes PPP loans of $4.8 million

Owner Occupied CRE, C&I and Other Commercial Composition* 12 *No industry included in the 46% of C&I above exceeds 3% of the total loan portfolio Note: Chart excludes PPP loans of $4.8 million

ADC and CRE Loan Concentration Levels 13 ADC Loans as a Percentage of Bank Risk Based Capital CRE Loans (Const. & Perm) as a Percentage of Bank Risk Based Capital 76% 79% 83% 87% 82% 88% 81% 85% 91% 0% 20% 40% 60% 80% 100% 259% 258% 259% 264% 251% 259% 258% 272% 284% 0% 50% 100% 150% 200% 250% 300%

1Population = NOO CRE Loans (Construction & Non-Construction) CRE1 Overview 14 • 37.4% of total loans • 30-89 days past due of 0.28% • Average loan size of $1.9MM • Weighted average LTV of 54.4% • Diversification by size, asset type & geography CRE Highlights CRE Composition

Deposit Mix and Pricing 15 Note: Dollars in millions $13,906 $13,991 $13,764 $13,432 $13,487 0.18% 0.17% 0.15% 0.21% 0.52% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Noninterest-bearing Interest-bearing Savings Time Cost of deposits

Core Deposit Funding 34% 45% 8% 11% 2% Noninterest-bearing Interest-bearing* Savings Time Brokered • Commercial and consumer deposit accounts, excluding time deposit accounts, average approximately $84 thousand and $14 thousand, respectively • Commercial and consumer deposit accounts represent 39% and 48%, respectively, of total deposits 16 Deposits as of December 31, 2022 ($13.5 Billion) Mix of Average Deposits Noninterest-bearing demand 21.36% 25.52% 36.03 % Interest-bearing demand* 46.16 46.42 45.13 Savings 8.03 6.46 8.21 Brokered deposits 0.00 0.00 0.70 Time deposits 24.45 21.60 9.93 Total 100.00% 100.00% 100.00% 4Q19 4Q224Q15 *Includes money market 1.06% 0.68% 0.33% 0.81% 0.81% 0.47% 0.22% 0.52% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 2019 2020 2021 Q4 2022 Cost of Interest-bearing Deposits Cost of Total Deposits

Liquidity 17 73% 74% 76% 79% 85% 91% $1 $1 $1 $1 $1 $1 $1 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 2018 -2019 Average Loans to Average Deposits Average Loans to Average Deposits 27.84% 26.68% 24.24% 20.66% 20.21% $0 $0 $0 $0 $0 $0 $0 $0 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Cash and Securities to Total Assets 84% 3% 11% 2% 2019 76% 1% 21% 2% Q4 2022 Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks Shift in Earning Asset Mix

Subordinated Notes $335,881 ACL $150,923 Trust Preferred $108,450 Common Equity Tier 1 $1,372,747 1 Capital Position 18 Tier 1 $1,481 Tier 2 $487 Regulatory Capital as of December 31, 2022 • $100 million stock repurchase program is in effect through October 2023; there was no buyback activity in the fourth quarter of 2022 • Consistent dividend payment history, including through the 2008 financial crisis Capital Highlights Note: Dollars in millions * Tangible Common Equity is a non-GAAP financial measure. See slide 43 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. Ratio Tangible Common Equity* 7.26% 7.01 % Leverage 9.39 9.36 Tier 1 Risk Based 11.47 11.01 Total Risk Based 15.15 14.63 Common Tier 1 Equity 10.64 10.21 4Q 20223Q 2022

Dividend History 19 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00

Asset Quality

Asset Quality 21* Both classified and special mention loans are included in criticized loans. 2.47% 2.00% 2.50% 3.00% 3.50% 4.00% $200,000 $250,000 $300,000 $350,000 $400,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Criticized Loans/Total Loans* Criticized Loans % of Total Loans ($ in thousands) 0.51% 0.00% 0.50% 1.00% 1.50% 2.00% $- $25,000 $50,000 $75,000 $100,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Loans 30-89 Days Past Due/ Total Loans 30-89 DPD % of Total Loans ($ in thousands)

0.35% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 NPAs/Total Assets Nonperforming loans OREO % of Assets ($ in thousands) 0.09% 0.00% 0.20% 0.40% 0.60% 0.80% $- $5,000 $10,000 $15,000 $20,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Net Charge-offs/Average Loans Net charge-offs % of Avg Loans ($ in thousands) Asset Quality 22

1.66% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Allowance/Total Loans Allowance % of Total Loans ($ in thousands) 338% 200% 250% 300% 350% 400% $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Allowance/Nonperforming Loans Allowance % of Total NPLs ($ in thousands) ACL Metrics 23

ACL Summary ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 30,594$ 2.02 44,451$ 2.65 Lease Financing Receivables 2,314 2.24 2,463 2.15 Real Estate - 1-4 Family Mortgage 43,414 1.39 44,520 1.39 Real Estate - Commercial Mortgage 69,400 1.38 71,925 1.40 Real Estate - Construction 18,745 1.54 19,114 1.43 Installment loans to individuals 9,889 7.67 9,617 7.71 Allowance for Credit Losses on Loans 174,356 1.57 192,090 1.66 Allowance for Credit Losses on Deferred Interest 1,260 1,248 Reserve for Unfunded Commitments 19,935 20,118 Total Reserves 195,551$ 213,456$ 12/31/20229/30/2022 24

Loss Absorption Capacity 25 ($ in thousands) 12/31/2022 Allowance for Credit Losses on Loans 192,090$ Reserve for Unfunded Commitments 20,118 Purchase Accounting Discounts 12,770 Total Loss Absorption Capacity 224,978$

ACL Activity 26*PCD Loans represent loans acquired from RBC with more than insignificant credit deterioration at the date of acquisition.

Profitability

Net Income & Adjusted Pre-Provision Net Revenue* 28 Net Income P Adj. PPNR (non-GAAP)* Adj. PPNR /Avg. Assets (non-GAAP)* Note: Dollars in millions *Adjusted Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue/Average Assets are non-GAAP financial measures. See slides 36 and 37 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. $37.1 $33.5 $39.7 $46.6 $46.3 $49.2 $42.7 $54.2 $67.0 $72.2 1.19% 1.04% 1.31% 1.60% 1.73% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022

Diluted Earnings per Share Reported and Adjusted* 29* Diluted earnings per share (adjusted) is a non-GAAP financial measure. See slide 38 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $.66 $.60 $.71 $.83 $.82 $.68 $.60 $.72 $.79 $.89 $- $0.20 $0.40 $0.60 $0.80 $1.00 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Diluted EPS (GAAP) Diluted EPS Adjusted (non-GAAP)*

Profitability Ratios 30 * ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. See slides 37 and 39 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. Return on Average Equity (ROE)Return on Average Assets (ROAA) 6.59% 6.05% 7.31% 8.50% 8.58% 12.31% 10.99% 13.81% 14.87% 17.35% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* 0.89% 0.81% 0.96% 1.11% 1.11% 0.92% 0.82% 0.98% 1.05% 1.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 ROAA (GAAP) ROAA (Adjusted) (non-GAAP)*

Net Interest Income (FTE) & Net Interest Margin 31 Note: Dollars in millions *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. See slide 40 in the appendix for a description of exclusions and a reconciliation of these non-GAAP financial measures to GAAP. $103.3 $101.4 $115.3 $132.4 $140.6 2.81% 2.76% 3.11% 3.54% 3.78% 2.73% 2.71% 3.00% 3.50% 3.76% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)*

Note: Dollars in thousands $47,582 $37,458 $37,214 $41,186 $33,395 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Service Charges Fees and Commissions Insurance Wealth Management Mortgage Banking Securities Gains Other Noninterest Income 32 Service Charges 31% Fees and Commissions 13% Insurance 8% Wealth Management 16% Mortgage Banking 15% Other 17% Q4 2022 - Noninterest Income Contribution • Noninterest income decreased $7.8 million on a linked quarter basis. A portion of the MSR portfolio was sold in the third quarter for a gain of $3.0 million, while no such sale occurred in the fourth quarter.

Mortgage Banking 33 Mortgage MixMortgage banking income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above ($ in thousands) 4Q21 3Q22 4Q22 Gain on sales of loans, net 10,801$ 5,263$ 1,003$ Fees, net 4,320 2,405 1,849 Mortgage servicing (loss) income, net (395) 5,007 2,318 Mortgage banking income, net 14,726$ 12,675$ 5,170$ 2.01% 1.81% 1.27% 1.03% 1.64% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 $1.2 $1.2 $0.9 $0.6 $0.5 $- $0 $0 $1 $1 $1 $1 $1 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Locked Volume (in billions) (in %) 4Q21 3Q22 4Q22 Wholesale 38 34 35 Retail 62 66 65 Purchase 65 81 82 Refinance 35 19 18

Noninterest Expense and Efficiency Ratio 34 Salaries and employee benefits 65% Data processing 4% Net occupancy and equipment 11% Intangible amortization 1% Other 19% Q4 2022 – Noninterest Expense Mix($ in thousands) 3Q22 4Q22 Change Salaries and employee benefits 66,463$ 67,372$ 909$ Data processing 3,526 3,521 (5) Net occupancy and equipment 11,266 11,122 (144) Intangible amortization 1,251 1,195 (56) Merger and conversion - 1,100 1,100 Other 19,068 17,272 (1,796) Total 101,574$ 101,582$ 8$ 67% 68% 64% 59% 58% 64% 67% 62% 59% 56% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Efficiency Ratio Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* *Adjusted Efficiency Ratio is a non-GAAP financial measure. See slide 42 in the appendix for a description of exclusions and a reconciliation of this non- GAAP financial measure to GAAP. • Noninterest expense was flat on a linked quarter basis. In addition to expenses incurred in connection with the RBC acquisition, the Company recorded $1.3 million in expense related to the voluntary reimbursement of certain re-presentment NSF fees previously charged to customers that the company expects to make in 2023 in light of the FDIC's recent guidance to banks regarding such fees.

Appendix

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue 36(1) Primarily consists of employee overtime and employee benefit accruals directly related to the response to the COVID-19 pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning. $ in thousands 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Net income (GAAP) 37,054$ 33,547$ 39,678$ 46,567$ 46,276$ Income taxes 11,363 7,935 10,857 13,563 12,885 Provision for credit losses (including unfunded commitments) (768) 950 2,450 9,800 10,671 Pre-provision net revenue (non-GAAP) 47,649$ 42,432$ 52,985$ 69,930$ 69,832$ Merger and conversion expense - 687 - - 1,100 Debt prepayment penalties 6,123 - - - - Swap termination gains (4,676) - - - - Gain on sale of MSR - - - (2,960) - Restructuring charges 61 (455) 1,187 - - Swap termination charges - - - - - Voluntary reimbursement of certain re-presentment NSF fees - - - - 1,255 COVID-19 related expenses(1) 33 - - - - Adjusted pre-provision net revenue (non-GAAP) 49,190$ 42,664$ 54,172$ 66,970$ 72,187$

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue/Average Assets 37 (1) See footnote 1 on slide 36 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items. (3) See slide 36 for a reconciliation of Adjusted pre-provision net revenue. $ in thousands 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Net income (GAAP) 37,054$ 33,547$ 39,678$ 46,567$ 46,276$ Merger and conversion expense - 687 - - 1,100 Debt prepayment penalties 6,123 - - - - Swap termination gains (4,676) - - - - Gain on sale of MSR - - - (2,960) - Restructuring charges 61 (455) 1,187 - - Initial provision for acquisitions - - - - 2,820 Voluntary reimbursement of certain re-presentment NSF fees - - - - 1,255 COVID-19 related expenses(1) 33 - - - - Tax effect of adjustments noted above(2) (363) (51) (264) 626 (1,127) Adjusted net income (non-GAAP) 38,232$ 33,728$ 40,601$ 44,233$ 50,324$ Adjusted pre-provision net revenue (non-GAAP)(3) 49,190$ 42,664$ 54,172$ 66,970$ 72,187$ Total average assets 16,450,640$ 16,697,264$ 16,631,290$ 16,645,481$ 16,577,840$ Return on Average Assets (GAAP) 0.89% 0.81% 0.96% 1.11% 1.11% Return on Average Assets (Adjusted) (non-GAAP) 0.92% 0.82% 0.98% 1.05% 1.20% Adjusted pre-provision net revenue/Average assets (non-GAAP) 1.19% 1.04% 1.31% 1.60% 1.73%

Reconciliation of Non-GAAP Disclosures 38 Adjusted Diluted Earnings Per Share (1) See footnote 1 on slide 36 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items. $ in thousands 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Net income (GAAP) 37,054$ 33,547$ 39,678$ 46,567$ 46,276$ Merger and conversion expense - 687 - - 1,100 Debt prepayment penalties 6,123 - - - - Swap termination gain (4,676) - - - - Gain on sale of MSR - - - (2,960) - Restructuring charges 61 (455) 1,187 - - Initial provision for acquisitions - - - - 2,820 Voluntary reimbursement of certain re- presentment NSF fees - - - - 1,255 COVID-19 related expenses(1) 33 - - - - Tax effect of adjustments noted above(2) (363) (51) (264) 626 (1,127) Adjusted net income (non-GAAP) 38,232$ 33,728$ 40,601$ 44,233$ 50,324$ Diluted shares outstanding (average) 56,105,050 56,081,863 56,182,845 56,248,720 56,335,446 Diluted EPS (GAAP) 0.66$ 0.60$ 0.71$ 0.83$ 0.82$ Adjusted Diluted EPS (non-GAAP) 0.68$ 0.60$ 0.72$ 0.79$ 0.89$

Reconciliation of Non-GAAP Disclosures 39 Return on Average Tangible Common Equity (Adjusted) (1) See footnote 1 on slide 36 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items. $ in thousands 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Net income (GAAP) 37,054$ 33,547$ 39,678$ 46,567$ 46,276$ Merger and conversion expense - 687 - - 1,100 Debt prepayment penalties 6,123 - - - - Swap termination gain (4,676) - - - - Gain on sale of MSR - - - (2,960) - Restructuring charges 61 (455) 1,187 - - Initial provision for acquisitions - - - - 2,820 Voluntary reimbursement of certain re-presentment NSF fees - - - - 1,255 COVID-19 related expenses(1) 33 - - - - Tax effect of adjustments noted above(2) (363) (51) (264) 626 (1,127) Net income with exclusions (non-GAAP) 38,232$ 33,728$ 40,601$ 44,233$ 50,324$ Amortization of intangibles 1,424 1,366 1,310 1,251 1,195 Tax effect of adjustment noted above(2) (335) (303) (291) (265) (260) Tangible net income with exclusion (non-GAAP) 39,321$ 34,791$ 41,620$ 45,219$ 51,259$ Average shareholders' equity (GAAP) 2,231,681$ 2,249,667$ 2,177,537$ 2,173,408$ 2,139,095$ Intangibles 964,575 965,430 968,441 967,154 967,005 Average tangible shareholders' equity (non-GAAP) 1,267,106$ 1,284,237$ 1,209,096$ 1,206,254$ 1,172,090$ Return on Average Equity (GAAP) 6.59% 6.05% 7.31% 8.50% 8.58% Return on Average Tangible Common Equity (Adjusted) (non-GAAP) 12.31% 10.99% 13.81% 14.87% 17.35%

Reconciliation of Non-GAAP Disclosures Core Net Interest Income (FTE) and Core Net Interest Margin 40 $ in thousands 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Net interest income (FTE) (GAAP) 103,249$ 101,383$ 115,321$ 132,435$ 140,565$ Less: Net interest income collected on problem loans 578 434 2,276 78 161 Accretable yield recognized on purchased loans 2,187 1,235 2,021 1,317 625 Interest income on PPP loans 485 619 74 5 21 Non-core net interest income 3,250$ 2,288$ 4,371$ 1,400$ 807$ Core net interest income (FTE) (non-GAAP) 99,999$ 99,095$ 110,950$ 131,035$ 139,758$ Total average earning assets 14,607,716$ 14,841,146$ 14,845,199$ 14,860,043$ 14,774,014$ Less: Average PPP loans 62,726 39,506 7,863 6,647 4,940 Adjusted total average earning assets (non-GAAP) 14,544,990$ 14,801,640$ 14,837,336$ 14,853,396$ 14,769,074$ Net interest margin (GAAP) 2.81% 2.76% 3.11% 3.54% 3.78% Core net interest margin (non-GAAP) 2.73% 2.71% 3.00% 3.50% 3.76%

Reconciliation of Non-GAAP Disclosures Core Loan Yield 41 $ in thousands 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Loan interest income (FTE) (GAAP) 99,670$ 97,001$ 107,612$ 124,614$ 147,519$ Less: Net interest income collected on problem loans 578 434 2,276 78 161 Accretable yield recognized on purchased loans 2,187 1,235 2,021 1,317 625 Interest income on PPP loans 485 619 74 5 21 Adjusted loan interest income (FTE) (non-GAAP) 96,420$ 94,713$ 103,241$ 123,214$ 146,712$ Total average loans 9,948,610$ 10,108,511$ 10,477,036$ 10,829,137$ 11,282,422$ Less: Average PPP loans 62,726 39,506 7,863 6,647 4,940 Adjusted total average loans (non-GAAP) 9,885,884$ 10,069,005$ 10,469,173$ 10,822,490$ 11,277,482$ Loan yield (GAAP) 3.98% 3.88% 4.12% 4.57% 5.19% Core loan yield (non-GAAP) 3.87% 3.82% 3.96% 4.52% 5.16%

Reconciliation of Non-GAAP Disclosures Adjusted Efficiency Ratio 42(1) See footnote 1 on slide 36 for an explanation of the types of expenses included in the COVID-19 related expenses line item. $ in thousands 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Net interest income (FTE) (GAAP) 103,249$ 101,383$ 115,321$ 132,435$ 140,565$ Total noninterest income (GAAP) 47,582 37,458 37,214 41,186 33,395 Securities gains 49 - - - - Swap termination gain 4,676 - - - - Gain on sale of MSR - - - 2,960 - Adjusted total noninterest income (non-GAAP) 42,857$ 37,458$ 37,214$ 38,226$ 33,395$ Total income (FTE) (non-GAAP) 146,106$ 138,841$ 152,535$ 170,661$ 173,960$ Total noninterest expense (GAAP) 101,115$ 94,105$ 98,194$ 101,574$ 101,582$ Amortization of intangibles 1,424 1,366 1,310 1,251 1,195 Merger-related expenses - 687 - - 1,100 Debt prepayment penalty 6,123 - - - - Restructuring charges 61 (455) 1,187 - - Voluntary reimbursement of certain re- presentment NSF fees - - - - 1,255 Provision for unfunded commitments (300) (550) 450 - 183 COVID-19 related expenses (1) 33 - - - - Adjusted total noninterest expense (non-GAAP) 93,774$ 93,057$ 95,247$ 100,323$ 97,849$ Efficiency Ratio (GAAP) 67.04% 67.78% 64.37% 58.50% 58.39% Adjusted Efficiency Ratio (non-GAAP) 64.18% 67.02% 62.44% 58.78% 56.25%

Reconciliation of Non-GAAP Disclosures Tangible Common Equity 43 $ in thousands 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Shareholders' equity (GAAP) 2,209,853$ 2,137,642$ 2,116,877$ 2,092,281$ 2,136,016$ Intangibles 963,781 969,022 967,713 966,461 1,015,884 Tangible shareholders' equity (non-GAAP) 1,246,072$ 1,168,620$ 1,149,164$ 1,125,820$ 1,120,132$ Total assets (GAAP) 16,810,311$ 16,863,757$ 16,618,101$ 16,471,099$ 16,988,176$ Intangibles 963,781 969,022 967,713 966,461 1,015,884 Tangible assets (non-GAAP) 15,846,530$ 15,894,735$ 15,650,388$ 15,504,638$ 15,972,292$ Tangible Common Equity Ratio Shareholders' equity to assets (GAAP) 13.15% 12.68% 12.74% 12.70% 12.57% Effect of adjustment for intangible assets 5.29% 5.33% 5.40% 5.44% 5.56% Tangible common equity ratio (non-GAAP) 7.86% 7.35% 7.34% 7.26% 7.01%

Reconciliation of Non-GAAP Disclosures Tangible Book Value 44 $ in thousands (except share data) 2013 2014 2015 2016 2017 Shareholders' equity (GAAP) 665,652$ 711,651$ 1,036,818$ 1,232,883$ 1,514,983$ Intangibles 304,330 297,330 474,682 494,608 635,556 Tangible shareholders' equity (non-GAAP) 361,322$ 414,321$ 562,136$ 738,275$ 879,427$ Tangible Book Value Shares Outstanding 31,387,668 31,545,145 40,293,291 44,332,273 49,321,231 Book Value (GAAP) 21.21$ 22.56$ 25.73$ 27.81$ 30.72$ Tangible Book Value (non-GAAP) 11.51$ 13.13$ 13.95$ 16.65$ 17.83$ $ in thousands (except share data) 2018 2019 2020 2021 2022 Shareholders' equity (GAAP) 2,043,913$ 2,125,689$ 2,132,733$ 2,209,853$ 2,136,016$ Intangibles 977,793 976,943 969,823 963,781 1,015,884 Tangible shareholders' equity (non-GAAP) 1,066,120$ 1,148,746$ 1,162,910$ 1,246,072$ 1,120,132$ Tangible Book Value Shares Outstanding 58,546,480 56,855,002 56,200,487 55,756,233 55,953,104 Book Value (GAAP) 34.91$ 37.39$ 37.95$ 39.63$ 38.18$ Tangible Book Value (non-GAAP) 18.21$ 20.20$ 20.69$ 22.35$ 20.02$

Investor Inquiries 45 C. Mitchell Waycaster President and Chief Executive Officer Kevin D. Chapman Senior Executive Vice President, Chief Operating Officer James C. Mabry IV Senior Executive Vice President, Chief Financial Officer